SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549
                          ________

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):
              August 26, 1997 (August 8, 1997)


              ADVANCED GAMING TECHNOLOGY, INC.

     (Exact Name of Registrant as Specified in Charter)

        2482-650 West Georgia Street, P.O. Box 11610
         Vancouver, British Columbia, Canada V6B 4N9

          (Address of Principal Executive Offices)

          Wyoming             000-21991      98-0152226

(State of Other Jurisdiction  (Commission    (IRS Employer
      of Incorporation)        File Number)   Identification
No.)

     Registrant's telephone number, including area code:
                       (604) 689-8841



    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 9.  Sales of Equity Securities Pursuant to Regulation
S.

     Information concerning recent sales by the registrant of equity securities that were not registered under the Securities Act of 1933 in reliance upon Regulation S under that Act is set forth below. No underwriters were involved in the transactions, except a finder's fee of 12% was paid to Select Capital Advisors, Inc. in connection with the sale of certain convertible debentures. The registrant did not publicly offer any securities.

     (a) As of August 8, 1997, 52,083 shares were issued to
FT Trading upon partial conversion of $10,000 of a $275,000 convertible debenture.

     (b) As of August 20, 1997, 156,250 shares were issued to Silenus Limited upon partial conversion of $25,000 of a $375,000 convertible debenture.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED GAMING TECHNOLOGY, INC.


                    By:                 /s/
Dated: August 28, 1997   Firoz Lakhani
                         President